Exhibit 10.2

Delaware	PAGE 1
The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:

"MMGH ACQUISITION, INC.", A DELAWARE CORPORATION,

WITH AND INTO "CONSONUS TECHNOLOGIES, INC." UNDER THE NAME OF "CONSONUS TECHNOLOGIES, INC.", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE TWENTY-EIGHTH DAY OF FEBRUARY, A.D. 2011, AT 4:22 O'CLOCK P.M.

A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

CERTIFICATE OF MERGER
OF
MMGH ACQUISITION, INC.,
A DELAWARE CORPORATION,
INTO
CONSONUS TECHNOLOGIES, INC.,
A DELAWARE CORPORATION

Pursuant to Section 251 of the Delaware General Corporation Law, the undersigned hereby executes this Certificate of Merger:

I.

The names of each of the constituent corporations to the merger are MMGH Acquisition, Inc., a corporation organized and existing under the laws of the State of Delaware (“Acquisition”), and Consonus Technologies, Inc., a corporation organized and existing under the laws of the State of Delaware (“Consonus”).

II.

An Agreement and Plan of Merger (the “Plan of Merger”) has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with Section 252 of the Delaware General Corporation Law.

III.

The name of the surviving corporation is Consonus Technologies, Inc., a Delaware corporation (the “Surviving Corporation”).

IV.

The Certificate of Incorporation and Bylaws of Consonus in effect immediately prior to the filing of this Certificate of Merger shall be the certificate of incorporation and bylaws of the Surviving Corporation.

V.

The executed Plan of Merger is on file at the principal office of the Surviving Corporation located at 301 Gregson Drive, Cary, NC 27511.

VI.

The merger is to become effective on February 28, 2011.

VII.

A copy of the executed Plan of Merger will be furnished by the Surviving Corporation, on request and without cost, to any stockholder of any constituent corporation.

[Signatures commence on the following page.]

IN WITNESS WHEREOF, the undersigned, as the Surviving Corporation of the merger, has caused this Certificate of Merger to be signed by its duly authorized officer this 25th  day of
February, 2011.

CONSONUS TECHNOLOGIES, INC., a Delaware corporation

By:	/s/ Nana Baffour
Name:	Nana Baffour
Title:	Executive Chairman

SIGNATURE PAGE TO CERTIFICATE OF MERGER

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